EXHIBIT 10.1


                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                            Dated as of June 16, 2004

                                  By and Among

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                    ("BDE"),

                                  ALTNET, INC.
                                   ("ALTNET"),

                               DETERSHAN PTY. LTD.
                                 ("DETERSHAN"),

                          BIG SEVEN ENTERTAINMENT, LLC
                                 ("BIG SEVEN"),

                                       And

                                  MICHAEL TOIBB
                                  ("M. TOIBB")


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.   Definitions...............................................................2
     1.1      Certain Definitions..............................................2
     1.2      Other Definitions................................................5

2.   Deliveries to Escrow......................................................6

3.   Big Seven Operations......................................................6

4.   Proceeds from the Sale or Other Business Combination of Big Seven.........7

5.   Management Fee............................................................7

6.   Operating Indemnification and Insurance...................................7

7.   Deliveries................................................................8

8.   Further Assurances........................................................8

9.   Representations and Warranties of M. Toibb................................8
     9.1      Title to Membership Interests....................................9
     9.2      Authority and Capacity; Enforceability...........................9
     9.3      No Conflicts.....................................................9
     9.4      Purchase for Investment..........................................9
     9.5      Accredited Investor.............................................10
     9.6      No Consents Required............................................10
     9.7      Brokers.........................................................10

10.  Representations and Warranties of M. Toibb About Big Seven...............10
     10.1     Organization, Standing and Corporate Power......................10
     10.2     Membership Interests............................................11
     10.3     Subsidiaries; Other Interests...................................11
     10.4     Financial Statements............................................11
     10.5     Compliance with Laws and Other Instruments......................12
     10.6     Contracts.......................................................12
     10.7     No Conflicts....................................................12
     10.8     Litigation and Proceedings......................................12
     10.9     Inventory.......................................................13
     10.10    Accounts Receivable.............................................13
     10.11    Conduct of Business.............................................13
     10.12    Assets.  13
     10.13    Real Property...................................................13
     10.14    Insurance.......................................................14
     10.15    Tax Matters.....................................................14
     10.16    Intellectual Property...........................................14


                                      (i)

     10.17    Permits........................................................ 14
     10.18    Environmental Compliance Matters................................14
     10.19    Employee Benefits...............................................15
     10.20    Employee Relations..............................................15
     10.21    No Consents Required............................................15
     10.22    Brokers........................................................ 15

11.  Representations and Warranties of BDE....................................15
     11.1     Organization, Standing and Corporate Power......................15
     11.2     Authority; Enforceability; Effect of Agreement..................15
     11.3     Brokers.........................................................16
     11.4     No Consents Required............................................16
     11.5     Securities Reports..............................................16

12.  Representations and Warranties of Altnet.................................16
     12.1     Organization, Standing and Corporate Power......................16
     12.2     Authority; Enforceability; Effect of Agreement..................16
     12.3     Brokers.........................................................17
     12.4     No Consents Required............................................17

13.  Representations and Warranties of Detershan..............................17
     13.1     Organization, Standing and Corporate Power......................17
     13.2     Authority; Enforceability; Effect of Agreement..................17
     13.3     Brokers.........................................................17
     13.4     No Consents Required............................................17

14.  Conduct and Transactions During the Escrow Period........................18
     14.1     Conduct of Business.............................................18
     14.2     Inspection of Records...........................................19
     14.3     Resignation.....................................................19
     14.4     Release.........................................................19
     14.5     Non-Competition Agreement.......................................20

15.  Further Agreements of the Parties........................................20
     15.1     Confidentiality.................................................20
     15.2     Tax Returns and Payments........................................21
     15.3     M. Toibb Assistance.............................................21
     15.4     Expenses........................................................21
     15.5     Registration Rights.............................................21

16.  Survival of Representations and Warranties; Indemnity....................22
     16.1     Survival of Representations and Warranties......................22
     16.2     Indemnification By M. Toibb.....................................22
     16.3     Indemnification by BDE..........................................23
     16.4     Limitation on Indemnification...................................23
     16.5     Notice of Claim.................................................24
     16.6     Direct Claims...................................................24


                                      (ii)

     16.7     Third Party Claims..............................................24

17.  Miscellaneous............................................................25
     17.1     Notices.........................................................25
     17.2     Entire Agreement................................................26
     17.3     Publicity.......................................................26
     17.4     Assignment......................................................26
     17.5     Waiver and Amendment............................................26
     17.6     Governing Law...................................................26
     17.7     Severability....................................................26
     17.8     Captions........................................................26
     17.9     Counterparts....................................................26
     17.10    Costs and Attorneys' Fees.......................................27
     17.11    Rights Cumulative...............................................27
     17.12    Judicial Interpretation.........................................27

18.  Events of Default and Remedies...........................................27
     18.1     Events of Default...............................................27
     18.2     Remedies........................................................28


                                     (iii)

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


         This Settlement Agreement and Mutual Release (this "AGREEMENT"), dated as of June 16, 2004, is by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("BDE"), ALTNET, INC., a Delaware corporation ("ALTNET"), DETERSHAN PTY. LTD., an Australian company ("DETERSHAN"), BIG SEVEN ENTERTAINMENT, LLC, a California limited liability company ("BIG SEVEN" or the "Company"), and MICHAEL TOIBB, an individual ("M. TOIBB" or "SELLER").

                                    RECITALS

         A. M. Toibb is the record and beneficial owner of 100% of the Membership Interests (defined in SECTION 1.1) of Big Seven, which Membership Interests constitutes 100% of the Equity Interests (defined in SECTION 1.1) of Big Seven;

         B. BDE is a developer of rich media advertising serving technologies, software authoring tools and content for three dimensional, or 3D, animation on the World Wide Web and, through its Altnet subsidiary. operates a peer- to-peer- based content distribution network that allows for the secure and efficient distribution of content, including, music, video, software and other digital files to computer users;

         C. Big Seven is a distributor of digital content, which by contract it owns, controls or licenses, through on line peer-to-peer networks through arrangements with BDE and Altnet;

         D. Detershan provides the types of services described in Exhibit A to the Confidential Agreement-Deal Memorandum dated as of February 26, 2003 by and among BDE, Detershan and Big Seven (the "DEAL MEMORANDUM");

         E. BDE, Altnet and Big Seven have agreed to a nonexclusive relationship whereby they will produce, publish and distribute video content provided by Big Seven as agreed upon by them and distributed through BDE's secure Altnet Network;

         F. The BDE, Altnet-Big Seven relationship has been the subject of significant operating disputes and misunderstandings resulting in threatened litigation among them and their Affiliates (as defined below);

         G. BDE, Altnet, Big Seven, M. Toibb and their respective Affiliates (as defined below) now desire to resolve, settle and terminate all claims by, between and among them, now known or unknown, which each may have against the other, on the terms and conditions set forth in this Agreement, including but not limited to the claims associated directly or indirectly with the execution and performance of the parties under the Deal Memorandum;

         H. As part of the Settlement described in Recital G above, on the terms and subject to the conditions set forth in this Agreement, M. Toibb desires to sell to BDE, and BDE desires to purchase from M. Toibb, all of the Membership Interests;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual recitals, covenants and conditions in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BDE, Altnet, Detershan, Big Seven and M. Toibb agree as follows:

         1.       DEFINITIONS.

                  1.1 CERTAIN DEFINITIONS. All terms defined in this Agreement shall have the defined meanings when used in this Agreement or in any agreement, note, certificate, report or other document made or delivered pursuant to this Agreement, unless otherwise defined or the context otherwise requires. The following terms shall have the following meanings:

                  "ACTION"  means  any  litigation,  action,  suit,  proceeding,
arbitration   or  claim  before  any  court  or   Governmental   Authority,   or
investigation by any Governmental Authority.

                  "AFFILIATE"  shall mean, with respect to any specified Person,
(i) any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person, (ii) any other Person who is a director, officer, partner or trustee of the specified Person or a Person described in clause (i) of this definition, or
(iii) any Person of which the specified Person and/or any one or more of the Persons specified in clause (i) or (ii) of this definition, individually or in the aggregate, beneficially own 10% or more of any class of voting securities. For purposes of this Agreement, Mr. And Mrs. Harris Toibb are not "Affiliates" of the Company or Seller, but shall be "deemed to be" solely for purposes of
Section 16.3 of this Agreement.

                  "BEST KNOWLEDGE" with respect to any Person shall mean and include (i) actual knowledge of the Person, including, the actual knowledge of any of the officers or directors of such Person, and (ii) that knowledge which a prudent businessperson could have obtained in the management of his business after making reasonable inquiry, and after exercising reasonable diligence, with respect thereto.

                  "BIG SEVEN IP" shall mean all IP that Big Seven owns, licenses and/or uses.

                  "BUSINESS CONDITION" of any Person shall mean the financial condition, results of operations, business, properties or prospects of such Person.

                  "COMMITMENT" means (a) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights, or other Contracts that could require a Person to issue any of its Equity Interests or to sell any Equity Interests it owns in another Person;
(b) any other securities convertible into, exchangeable or exercisable for, or representing the right to subscribe for any Equity Interest of a Person or owned by a Person; (c) statutory pre-emptive rights or pre-emptive rights granted under a Person's Organizational Documents; and (d) stock appreciation rights, phantom stock, profit participation, or other similar rights with respect to a Person.


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


                   "COMMON STOCK" shall mean the common stock, par value $.001 per share, of BDE.

                  "CONTRACT"   shall  mean  any  written  or  oral  note,  bond,
debenture, mortgage, license, agreement, commitment, contract or understanding.

                  "ENVIRONMENTAL AND SAFETY LAWS" shall mean all applicable (i) federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, (ii) judicial and administrative orders and determinations, (iii) contractual obligations and (iv) common law, in each case as currently in effect, concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous or otherwise mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

                  "EQUITY INTERESTS" means (a) with respect to a corporation, any and all shares of capital stock and any Commitments with respect thereto,
(b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership/limited liability company interests, including but not limited to Membership Interests, and any Commitments with respect thereto, and (c) any other equity ownership or participation in a Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" means, with respect to any Person, an affiliate of such Person as determined under Section 414(b), (c), (m) or (o) of the Code.

                  "ESCROW HOLDER" means Robert L. Berger & Associates, a California limited liability company.

                  "EXPLOIT" shall mean manufacture, advertise, license, market, merchandise, promote, publicize, sell, use, market, supply or distribute, and "EXPLOITATION" and "EXPLOITED" shall have a correlative meaning.

                  "GAAP" shall mean generally accepted accounting principles, consistently applied.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "HAZARDOUS   SUBSTANCE"  means  those  substances  defined  as
hazardous substances in 42 U.S.C. ss. 9601(14) and all other substances defined as hazardous under other applicable Laws.

                  "IP" shall mean any and all United States and foreign: (a) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; (c) copyrights (including software) and registrations thereof; (d) inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; (e) intellectual property rights similar to any of the foregoing; and (f) copies and tangible embodiments thereof (in whatever form or medium, including electronic media).

                  "LAW" shall mean any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, in effect as of the date hereof and as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent, decree or judgment.

                  "LIEN" shall mean any charge, equitable interest, lien, mortgage, easement, right-of-way, pledge, security interest, or other similar interest or right.

                  "MEMBERSHIP INTERESTS" means an ownership interest in Big Seven, which includes a member's share of the profits and losses of Big Seven, a member's right to receive distributions of Big Seven's assets, a member's right to vote or participate in the management of Big Seven as permitted under Big Seven's Organizational Documents, and a member's right to information concerning the business and affairs of Big Seven, as provided in Big Seven's Organizational Documents and under the provisions of the Beverly-Killea Limited Liability Company Act.

                  "ORDER" means any order, judgment, injunction, award, decree, writ, or similar action of any Governmental Authority.

                  "ORGANIZATIONAL    DOCUMENTS"    means   the    articles    of
incorporation, certificate of incorporation, charter, bylaws, articles of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

                  "PERSON"   shall  mean  an   individual   or  a   partnership,
corporation,   trust,  association,   limited  liability  company,  Governmental
Authority or other entity.

                  "SECURITIES REPORTS" shall mean all reports, proxy statements or registration statements (and all of the exhibits to any of the foregoing) of BDE filed with the Securities Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933 or the rules or regulations promulgated thereunder.

                  "SUBSIDIARY" of any Person shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by such Person.

                  "TAX" or "TAXES" mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, sales, use, AD VALOREM, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, and property taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee liability in respect of Taxes.

                  "TAX RETURN" or "TAX RETURNS" mean all returns, declarations, reports, estimates, information returns and statements required to be filed in respect of any Taxes.

                  "TRANSFER" shall mean sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration, and "TRANSFERRED" shall have a correlative meaning.

                  1.2 OTHER DEFINITIONS. The following terms shall have the meanings given the terms in the Sections set forth below:

            TERM                                                         SECTION
            ----                                                         -------

            Code....................................................       10.19
            Common Stock............................................        2.0
            Claim...................................................       16.5
            Claim Notice............................................       16.5
            Big Seven Plans.........................................       10.19
            Damages.................................................       16.2
            Direct Claim............................................       16.5
            Disclosure Letter.......................................        9.0
            Escrow Agreement........................................        2.0
            General Release.........................................       14.4
            Indemnified Party.......................................       16.5
            Indemnifying Party......................................       16.5
            Leased Real Property....................................       10.13
            Non-Competition Agreement...............................        2.0
            Notices.................................................       17.1
            BDE Indemnified Party...................................       16.2
            BDE Indemnified Parties.................................       16.2
            Real Property Leases....................................       10.13
            Securities Act..........................................        9.4
            M. Toibb Indemnified Parties............................       16.3

            TERM                                                         SECTION
            ----                                                         -------

            M. Toibb Indemnified Party..............................       16.3
            Third Party Claim.......................................       16.5

         2.       DELIVERIES TO ESCROW.

                  Concurrent  with the execution and delivery of this Agreement,
M. Toibb shall deliver to Escrow Holder, evidence of ownership of all of the outstanding Membership Interests in Big Seven which shall be held by the Escrow Holder for delivery to BDE in accordance with the terms of this Agreement and that certain Escrow Agreement by and among BDE, Big Seven and M. Toibb dated of even date herewith and attached hereto as Exhibit A (the "ESCROW AGREEMENT") on a date one year from the date of this Agreement unless an earlier delivery is made in accordance with the terms of this Agreement and the Escrow Agreement, and BDE shall deliver to Escrow Holder a stock certificate of BDE, registered in the name of BDE, evidencing 6,666,667 treasury shares of Common Stock, par value $.001 per share, of BDE, accompanied by a stock assignment separate from certificate providing for the transfer of the treasury shares to M. Toibb, which treasury shares and stock assignment shall be held by Escrow Holder for delivery to M. Toibb in accordance with the terms of this Agreement and the Escrow Agreement (the "ESCROWED COMMON STOCK") (unless BDE elects, pursuant to the terms of the Escrow Agreement, to exchange all or part of the Common Stock for cash in the amount of Fifteen Cents ($0.15) per share (as adjusted for stock splits, reverse stock splits, etc.), in which event such cash shall be so delivered to M. Toibb in lieu of the substituted shares of Common Stock) on a date one year from the date of this Agreement unless an earlier delivery is made in accordance with the terms of this Agreement and the Escrow Agreement. In the event that either of the deliveries to Escrow Holder, described in this Section 2 of this Agreement and the Escrow Agreement, is not timely made in the manner described herein and in the Escrow Agreement, this Agreement shall be terminated and be void AB INITIO and shall be of no force or effect and all other agreements which are contemplated by this Agreement, including but not limited to (i) the Non-Competition Agreement by and between BDE and M. Toibb dated of even date herewith and attached hereto as Exhibit B (the "NON-COMPETITION AGREEMENT"), and (ii) any releases or covenants not to sue or similar agreements such as the Mutual General Release by and among BDE, Altnet, Detershan, Big Seven and M. Toibb dated of even date herewith and attached hereto as Exhibit C (the "MUTUAL GENERAL RELEASE"), shall be terminated automatically without any action required on the part of any party hereto or thereto. Absent an intervening event expressly described in this Agreement or the Escrow Agreement as having a contrary effect or an accelerating effect, the Common Stock and the Membership Interests shall be delivered by the Escrow Holder to M. Toibb and BDE, respectively, on the date which is one year after the date of this Agreement.

         3.       BIG SEVEN OPERATIONS.

                  From and after the date of this Agreement, so long as none of BDE, Altnet, Detershan or their Affiliates has breached any provision of this Agreement, the Escrow Agreement, or any agreement contemplated by this Agreement until the earlier of (i) the termination of the Escrow and the delivery to M. Toibb of the Common Stock and to BDE of the Membership Interests in Big Seven, in accordance with the terms of this Agreement and the Escrow Agreement; (ii) the sale of all or substantially all of the assets of Big Seven arranged by BDE; or (iii) the consummation of a business combination of Big Seven and another Person, (irrespective of whether Big Seven is the surviving entity) arranged by BDE, BDE or a Subsidiary of BDE shall have all rights to operate (including the right to appoint the manager and officers and other employees of Big Seven), terminate, or to arrange for the sale of and sell all or substantially all the operations and assets (including contracts) of Big Seven, and M. Toibb, in his capacity as a member of Big Seven or otherwise, shall have no such rights. From and after the date of this Agreement, as among BDE and its affiliates, on the one hand, and M. Toibb, on the other, BDE or a Subsidiary of BDE shall have the sole right to all profits and BDE and any such Subsidiary shall have the sole obligation for all liabilities arising directly or indirectly from the operations of Big Seven, and M. Toibb shall have no right to any such profits and none of any such liabilities.

                  SUBJECT TO THE TERMS OF SECTION 3 OF THIS AGREEMENT, M. TOIBB HEREBY EXPRESSLY AND IRREVOCABLY APPOINTS BDE AND ITS SUCCESSORS AND ASSIGNS AS
M. TOIBB'S PROXY AND ATTORNEY-IN-FACT TO VOTE M. TOIBB'S MEMBERSHIP INTERESTS AND OTHER VOTING SECURITIES OF BIG SEVEN AND TAKE ANY AND ALL SUCH OTHER ACTION THAT M. TOIBB COULD TAKE IN HIS CAPACITY AS A MEMBER OF BIG SEVEN AS BDE MAY DIRECT IN CONNECTION WITH A TRANSACTION EFFECTED IN ACCORDANCE WITH THIS SECTION
3. SUCH APPOINTMENT OF BDE AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE VALID UNTIL TERMINATION OF THIS AGREEMENT.

         4.       PROCEEDS FROM THE SALE OR OTHER  BUSINESS  COMBINATION  OF BIG
                  SEVEN.

                  Any proceeds which are received from the sale of the assets or other business combination of Big Seven during the term of the Escrow Agreement and for the twelve (12) month period following the termination of the Escrow Agreement as contemplated herein and in the Escrow Agreement, shall be allocated and paid as follows: (i) the first $1,000,000 (i.e., proceeds from $0 to $1,000,000) of such proceeds shall be allocated and paid to BDE; (ii) the next $180,000 of such proceeds (i.e., proceeds from $1,000,001 to $1,180,000) shall be allocated and paid to M. Toibb; and (iii) all remaining proceeds (i.e., proceeds in excess of $1,180,000) shall be allocated and paid to BDE; provided, however, that, at such time as such sale or business combination is consummated, BDE agrees to cause the Escrow Holder to deliver to M. Toibb the Common Stock (unless BDE elects the cash payment alternative set forth in the Escrow Agreement, in which event BDE shall cause the Escrow Holder to deliver such cash), and such delivery shall be a condition to the consummation of such transaction.

         5.       MANAGEMENT FEE.

                  During the period commencing on the date of execution of this Agreement and ending on the earlier of (i) one year from the date of this Agreement, (ii) the termination of this Agreement pursuant to its terms, or
(iii) the termination of the Escrow Agreement, BDE shall pay to M. Toibb monthly, on the last day of each calendar month (commencing with the month during which this Agreement is executed and delivered, and pro rated for any partial month), a management fee in the cash amount of Fifteen Thousand Dollars ($15,000).

         6.       OPERATING INDEMNIFICATION AND INSURANCE.

                  BDE and Altnet shall indemnify M. Toibb from any and all losses, Damages or other liabilities, costs and expenses which he might otherwise suffer or incur from action or inaction by BDE or its Affiliates during the period of time that BDE has the right to operate, terminate or cause the sale of Big Seven and its assets or operations, all as set forth more fully in SECTION 16.3 of this Agreement and BDE shall use its commercially reasonable efforts to, no later than thirty days following the date hereof, obtain an insurance policy insuring M. Toibb against losses or damages arising from such action or inaction by BDE, its Affiliates or
M. Toibb for a period of time commencing on the date of such insurance policy and expiring not earlier than the date upon which the statute of limitations expires with respect to any judicial or quasi-judicial action that may be taken against M. Toibb with respect to the foregoing, which insurance policy shall be of a type and in an amount reasonably satisfactory to M. Toibb. Notwithstanding the foregoing, BDE shall not be required to spend more than Forty Thousand Dollars ($40,000) per annum for such insurance policy, and to the extent such insurance policy costs more than Forty Thousand Dollars ($40,000) per annum, it shall be a condition to BDE's obligation to obtain such insurance that M. Toibb pay the additional amount. Alternatively, for each year that BDE is obligated to provide such insurance, and solely at the election of M. Toibb, for any reason or no reason, M. Toibb may seek to obtain, and may obtain such insurance or similar insurance from a different carrier, the terms and conditions of which shall be to the sole satisfaction of M Toibb and BDE shall pay to M Toibb or, at his request, directly to the insurance company of M Toibb's choice, on written notice to BDE that M Toibb has determined to obtain such alternative insurance, within a sufficient time period to allow M Toibb to make any necessary payment to bind such insurance or pay any premium thereon. Upon such notice to BDE and the payment by BDE of Forty Thousand Dollars ($40,000) to M Toibb or the insurance company of his choice as directed by M Toibb, then BDE shall be relieved of its responsibility to obtain insurance for such year until the time for the annual renewal of such insurance policy, at which time BDE shall have the obligations set forth above with respect to such ensuing year and for each year thereafter until the passage of the statute of limitations with respect to an claim which be made against M. Toibb as set forth above.

         7.       DELIVERIES.

                  Concurrent  with the execution and delivery of this Agreement,
(i) BDE shall deliver to Big Seven and M. Toibb such documents and instruments as such persons may reasonably request to evidence the satisfaction of all terms of this Agreement; and (ii) Big Seven or M. Toibb, as the case may be, shall deliver or cause to be delivered to BDE the resignation, effective as of the date of this Agreement, of Big Seven's manager, the appointment of Mark Miller as Big Seven's manager, and such documents and instruments as BDE may reasonably request to evidence the satisfaction of all the terms of this Agreement.

         8.       FURTHER ASSURANCES.

                  From and after the date of this Agreement, each party to this Agreement shall deliver or cause to be delivered, as appropriate, such further certificates, consents and other documents as may be necessary to carry out the terms of this Agreement.

         9.       REPRESENTATIONS AND WARRANTIES OF M. TOIBB.

                  Except as set forth in the disclosure letter delivered by M. Toibb to BDE concurrently with the execution and delivery of this Agreement, which letter shall refer to the relevant Sections of this Agreement (the "DISCLOSURE LETTER"), M. Toibb represents and warrants to BDE as follows:

                  9.1 TITLE TO MEMBERSHIP INTERESTS. M. Toibb is the sole owner, beneficially and of record, and has good and marketable title to, all of the Membership Interests, free and clear of all Liens (other than applicable restrictions generally imposed by the securities laws of the United States and the various states). On delivery to the Escrow Holder of the Assignment of Membership Interests of Big Seven, duly executed by M. Toibb for transfer to BDE, title to all of the Membership Interests of Big Seven will be free and clear of any Liens (other than applicable restrictions generally imposed by the securities laws of the United States and the various states). M. Toibb's Membership Interests are not subject to any purchase option, call, right of first refusal, subscription or similar right under any provision of any Contract to which M. Toibb is a party or by or to which M. Toibb or any of its assets or properties may be bound or subject or otherwise. Other than this Agreement and the Escrow Agreement, M. Toibb's Membership Interests are not subject to any voting trust agreement or any other Contract, arrangement, commitment or understanding, including any Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Membership Interests. M. Toibb has no outstanding contractual obligations or rights to purchase or otherwise acquire, whether from Big Seven or otherwise, any Equity Interests of Big Seven.

                  9.2 AUTHORITY AND CAPACITY; ENFORCEABILITY. M. Toibb has the full capacity and authority required to execute, deliver and perform his obligations under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement constitutes a valid and legally binding obligation of M. Toibb, enforceable against M. Toibb in accordance with its terms, except as enforceability may be limited by the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

                  9.3 NO CONFLICTS. The execution, delivery and performance by M. Toibb of this Agreement and each other agreement and assignment to be delivered by M. Toibb pursuant to this Agreement, the compliance by M. Toibb with the terms and provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require M. Toibb to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmental Authority or any Person; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification or acceleration of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate or a right of first refusal, or constitute (or with notice or lapse of time or both, constitute) a default under, any Contract to which M. Toibb is a party or by or to which M. Toibb or any of M. Toibb's respective assets or properties may be bound or subject, or result in the creation of any Lien upon the assets or properties of M. Toibb pursuant to the terms of any of these Contracts; or (iii) violate any Law or Order against, or binding upon, M. Toibb or any of M. Toibb's respective assets or properties.

                  9.4 PURCHASE FOR INVESTMENT. M. Toibb is acquiring the Common Stock for investment purposes only and not with a view to the sale or distribution thereof in violation of any applicable federal or state securities laws. M. Toibb acknowledges that the Common Stock to be acquired by M. Toibb pursuant to this Agreement is not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") and cannot be sold or otherwise disposed of except in compliance with the Securities Act or in reliance upon an exemption from the Securities Act. M. Toibb acknowledges that the certificate(s) representing the Common Stock shall bear a legend in substantially the following form:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

                  9.5 ACCREDITED INVESTOR. M. Toibb is an "accredited investor" as that term is defined in Rule 501(a) of the General Rules and Regulations under the Securities Act.

                  9.6 NO CONSENTS REQUIRED. To the Best Knowledge of M. Toibb, there are no Permits or other actions of, or filings with, any Person required of M. Toibb in connection with the execution of, and the consummation of the transactions contemplated by, this Agreement or any other agreement to be delivered by M. Toibb pursuant to this Agreement that Big Seven or BDE is obligated to pay.

                  9.7 BROKERS. M. Toibb has not retained or otherwise engaged or employed any broker, finder or any other person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby that Big Seven or BDE is obligated to pay. Notwithstanding the foregoing, M. Toibb agrees to pay any such fees, should such fees be incurred in connection with this Agreement or the transactions contemplated hereby.

         10.      REPRESENTATIONS AND WARRANTIES OF M. TOIBB ABOUT BIG SEVEN.

                  Except as set forth in the Disclosure Letter, M. Toibb, represents and warrants to BDE as follows:

                  10.1 ORGANIZATION, STANDING AND CORPORATE POWER. Big Seven is a limited liability company corporation duly organized, validly existing, and in good standing under the Laws of the State of California. Big Seven has the requisite power and authority necessary to own or lease its properties and to carry on its businesses as currently conducted. Big Seven is not in breach of any provision of its Organizational Documents. There is no written Operating Agreement of Big Seven. There is no pending or threatened Action for the dissolution, liquidation, insolvency, or rehabilitation of Big Seven. Big Seven is qualified, licensed or domesticated as a foreign corporation or other entity in all jurisdictions where the failure to be so qualified, licensed or domesticated as a foreign corporation or other entity could have a material adverse effect on the Business Condition of Big Seven. The Articles of Organization of Big Seven were filed with the Secretary of State of the State of California on February 28, 2003.

                  Prior to the execution of this Agreement, M. Toibb has delivered to BDE or its attorneys true and complete copies of Big Seven's Organizational Documents, each as amended to date.

                  10.2 MEMBERSHIP INTERESTS. M. Toibb's Membership Interests represent 100% of the Equity Interests in and to Big Seven. All of M. Toibb's Membership Interests have been duly authorized and are validly issued, fully paid and non-assessable. There are no Certificates which represent the Membership Interests. There are no Commitments of Big Seven outstanding or other rights outstanding that give any Person the right to receive any benefits or rights similar to any rights enjoyed by or accruing to the holders of Equity Interests Big Seven. There are no options, warrants, agreements, convertible securities, exchangeable securities, commitments or other rights outstanding pursuant to which Big Seven may become obligated to purchase or redeem any shares of capital stock or other securities of Big Seven. There are no outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which Big Seven's members or managers may vote. M. Toibb's Membership Interests have not been issued in violation of, and M.
Toibb's Membership Interests are not subject to, any purchase option, call, right of first refusal, preemptive right, subscription or similar right under any provision of applicable law, Big Seven's Organizational Documents, any Contract to which Big Seven is a party or by or to which Big Seven or any of its assets or properties may be bound or subject or otherwise.

                  10.3 SUBSIDIARIES; OTHER INTERESTS. Big Seven does not control, directly or indirectly, any other Person or own, directly or indirectly, any shares of capital stock or other securities of any other Person. Big Seven does not have any Subsidiaries.

                  10.4     FINANCIAL STATEMENTS.

                           10.4.1   Big  Seven  has  no  Financial   Statements.

                           10.4.2   As of the date of this Agreement,  Big Seven
does not have any material liabilities, obligations or commitments of any nature, whether accrued, absolute, contingent or otherwise, matured or unmatured, which have not been disclosed to BDE in the Disclosure Letter.

                  10.5 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. To the Best Knowledge of M. Toibb, Big Seven and its manager, are and at all times have been in compliance in all material respects with (i) Big Seven's Organizational Documents, and (ii) all applicable Laws and Orders relating to Big Seven or the conduct of its business or operations or the use of its assets or properties. To the Best Knowledge of M. Toibb, there are no bases or grounds for any Material Action with respect to Big Seven relating to, or arising under, any Law or Order, and Big Seven has not received and does not know of the issuance of any written notice of any violation or alleged violation of any Law or Order by any Governmental Authority.

                  10.6 CONTRACTS. The Disclosure Letter contains a true and complete list of all Contracts to which Big Seven is a party or by or to which any of its assets or properties are bound or subject. Big Seven has delivered or made available to BDE true and complete copies of all of the Contracts set forth in the Disclosure Letter. Except as set forth in the Disclosure Letter, all of the Contracts referred to in the Disclosure Letter are valid and binding upon Big Seven and, to the Best Knowledge of M. Toibb, on the other parties to the Contracts in accordance with their terms. Except as set forth in the Disclosure Letter, Big Seven is not in default in any material respect under any of the Contracts, nor to the Best Knowledge of M. Toibb does any condition exist that with notice or lapse of time or both would constitute a material default under any Contract or that would give to any party to any Contract any right of termination, first refusal, cancellation, acceleration or modification of any Contract. Except as set forth in the Disclosure Letter, to the Best Knowledge of
M. Toibb, no other party to any Contract is in default under any Contract in any material respect nor does any condition exist that with notice or lapse of time or both would constitute a material default under any Contract.

                  10.7     NO CONFLICTS. The execution, delivery and performance

by M. Toibb of this Agreement and each other agreement to be delivered by M. Toibb pursuant to this Agreement, the compliance by M. Toibb with the terms and provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require Big Seven to obtain any consent, approval or action of, or make any filing with or give any notice to, any Governmental Authority or any Person; (ii) violate or conflict with Big Seven's Organizational Documents; (iii) violate, conflict with or result in the material breach of any of the terms of, result in a material modification or acceleration of the effect of, otherwise cause the termination of or give any other contracting party the right to terminate or a right of first refusal, or constitute (or with notice or lapse of time or both, constitute) a material default under, any Contract, or result in the creation of any material Lien upon the assets or properties of Big Seven pursuant to the terms of any Contract; or
(iv) violate, in any material respect, any Law or Order against, or binding upon, Big Seven or any of its material assets or properties.

                  10.8 LITIGATION AND PROCEEDINGS. Except as set forth in the Disclosure Letter, there is no pending or, to the Best Knowledge of M. Toibb, threatened Action (or basis for any Action) to which Big Seven is a party or involving any of Big Seven's assets or properties, and Big Seven is not subject to any Order.

                  10.9     INVENTORY. Big Seven has no inventory.

                  10.10 ACCOUNTS RECEIVABLE. Except as set forth in the Disclosure Letter, Big Seven has no accounts receivable.

                  10.11 CONDUCT OF BUSINESS. Since February 28, 2003, except for this Agreement and changes contemplated by this Agreement, Big Seven has conducted its business only in the ordinary course of business and there has not been any: (i) purchase, redemption, retirement or other acquisition by Big Seven of any Equity Interests of Big Seven; (ii) declaration or payment of any dividend or other distribution or payment to any member of Big Seven in respect of any Equity Interests of Big Seven; (iii) increase by Big Seven in the compensation payable or to become payable by Big Seven to any member, manager, officer or employee of Big Seven being paid $35,000 or more; (iv) payment of any bonus, pension, retirement or insurance payment or arrangement to or with, or advance or loan of any money to, any Person, or entry into any employment, severance, loan or similar Contract with any Person, except for employment agreements entered into in the ordinary course of business with Persons who are not executive officers of Big Seven and who do not receive, on an annualized basis, base compensation in excess of $35,000; (v) incurrence by Big Seven of any indebtedness or trade payables other than indebtedness and trade payables incurred by Big Seven in the ordinary course of business; or (vi) Transfer or lease of any assets to, or entry into any agreement or arrangement with, an Affiliate of Big Seven (other than payment of salaries to officers in the ordinary course of business and consistent with past practice) or any of their respective Affiliates.

                  10.12 ASSETS. Except for Liens set forth on the Disclosure Letter, Big Seven has good and marketable title, or leasehold interests in or legal right to use, all of its assets, in each case free and clear of any Liens, other than (A) Liens for current taxes not yet delinquent, (B) Liens imposed by Law, (C) easements and restrictions which are neither individually nor in the aggregate material to Big Seven, or (D) Liens disclosed in the Disclosure Letter. Each item of material tangible personal property of Big Seven is in good operating condition and repair, ordinary wear and tear excepted, for the requirements of the business of Big Seven as currently conducted.

                  10.13 REAL PROPERTY. Big Seven does not own or lease any real property.

                  10.14    INSURANCE. Big Seven has no policies of insurance.

                  10.15 TAX MATTERS. Big Seven (i) has prepared and duly and timely filed all Tax Returns required to be filed (subject to any extensions applicable to the Tax Return, which extensions are described in the Disclosure Letter) and all of these Tax Returns accurately reflect the Tax liability of Big Seven in all material respects for the periods to which they relate, (ii) has paid all Taxes shown to be due and payable on the Tax Returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter, or other notice received by it, and (iii) has properly accrued all Taxes for the periods subsequent to the periods covered by the Tax Returns. Big Seven's Tax Returns have not been examined by any appropriate taxing authority. Big Seven has not executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other Taxes. Big Seven is not a party to any pending action or proceeding by any Governmental Authority for assessment or collection of Taxes, and to the Best Knowledge of M. Toibb, no claim for assessment or collection of Taxes has been asserted against Big Seven. Big Seven has delivered or made available to BDE true and correct copies of all Tax Returns with respect to all of the tax years filed by Big Seven since formation and all communications relating to these Tax Returns. All Taxes which Big Seven is required to withhold or collect, including without limitation, sales and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Authority.

                  10.16 INTELLECTUAL PROPERTY. Big Seven has no patents, trademarks or copyrights other than those (a) gained by the use of the name "Big Seven" and "Big Seven Entertainment" in commerce and in the course of its business, and (b) licensed/owed via registration of the following domain names: kazaadult.com, kazaadult.net, kazaadult.org, kazaadult.tv, and kazaaadult.com. Big Seven has not received any written notice of infringement or other written complaint to the effect that Big Seven or any of its Affiliates has violated or infringed the IP or any other proprietary rights of others. To the Best
Knowledge of M. Toibb, neither Big Seven nor any of its Affiliates has wrongfully Exploited any IP owned or licensed by any Person for which Big Seven could suffer any Damages, and neither Big Seven nor any Person employed by or affiliated with Big Seven has violated any confidential relationship which such Person may have had with any third party for which Big Seven could suffer any Damages. Except as set forth in the Contracts, no royalties, honoraria, damages or fees are payable by Big Seven to other Persons by reason of the ownership or use by Big Seven of any IP. No Affiliate of Big Seven owns or holds, directly or indirectly, any interests in any Big Seven IP. To M. Toibb's Best Knowledge, no Person has interfered with, infringed upon, misappropriated, or otherwise violated any IP right of Big Seven. Big Seven has not Transferred to any Person any right to Exploit any Big Seven IP.

                  10.17 PERMITS. To the Best Knowledge of M. Toibb, Big Seven has all Permits that are material to the conduct of Big Seven's business including, without limitation, all Permits relating to compliance with Environmental and Safety Laws. Big Seven has not received any notice from any source to the effect that there is lacking any material Permit required in connection with the current use or operation of the assets, properties or business of Big Seven.

                  10.18 ENVIRONMENTAL COMPLIANCE MATTERS. To the Best Knowledge of M. Toibb, Big Seven has complied in all material respects and is in compliance in all material respects with all Environmental and Safety Laws, and to M. Toibb's Best Knowledge, no facts, events or conditions relating to the past or present facilities, properties or operations of Big Seven will give rise to any liabilities pursuant to Environmental and Safety Laws, including, without limitation, any relating to onsite or offsite releases or threatened releases of Hazardous Substances, personal injury, property damage or natural resources damage.

                  10.19 EMPLOYEE BENEFITS. Big Seven has no plans or other arrangements involving direct or indirect compensation or benefits to directors, officers or consultants or providing employee benefits to employees of Big Seven, including, without limitation, all "employee benefit plans" as defined in
Section 3(3) of ERISA, or all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, or employment or executive compensation agreements (collectively, the "BIG SEVEN PLANS").

                  10.20 EMPLOYEE RELATIONS. Big Seven never has employed any person.

                  10.21    NO  CONSENTS   REQUIRED.   There  are  no  approvals,
authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by Big Seven in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement or to permit the continuation of the Contracts, upon the same terms and conditions as are contained in such Contracts, following consummation of the transactions contemplated by this Agreement.

                  10.22 BROKERS. Big Seven has not retained or otherwise engaged or employed any broker, finder or any other person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

         11.      REPRESENTATIONS AND WARRANTIES OF BDE.

                  BDE represents and warrants to M. Toibb as follows:

                  11.1 ORGANIZATION, STANDING AND CORPORATE POWER. BDE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted.

                  11.2     AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

                           11.2.1   BDE has full  corporate  power and corporate
authority to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action of BDE. This Agreement has been duly executed and delivered by BDE and constitutes a valid and legally binding obligation of BDE and is enforceable against BDE in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

                           11.2.2   The  execution  and  delivery by BDE of this
Agreement do not, and compliance by BDE with the provisions hereof will not, (A) conflict with or result in a breach or default under any of the terms, conditions or provisions of any Contract to which BDE or any of its Affiliates is a party or otherwise bound, or to which any asset or property of BDE or any of its Affiliates is subject; or (B) violate any Law applicable to BDE or any of its Affiliates; or (C) result in the creation or imposition of any Lien on any asset of BDE or any of its Affiliates.

                  11.3 BROKERS. BDE has not retained or otherwise engaged or employed any broker, finder or any other person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

                  11.4     NO  CONSENTS   REQUIRED.   There  are  no  approvals,
authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by BDE in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement, including, without limitation, the effective payment to M. Toibb of the Purchase Price for the Membership Interests.

                  11.5 SECURITIES REPORTS. All Securities Reports filed or required to be filed by BDE from and after January 1, 2003 have been filed timely and none of such reports contain any untrue statement of a material fact or omit to state a fact necessary to make any of the statements made therein be not misleading. All such reports comply in all material respects with the requirements of applicable federal and state securities laws.

         12.      REPRESENTATIONS AND WARRANTIES OF ALTNET.

                  Altnet represents and warrants to M. Toibb as follows:

                  12.1 ORGANIZATION, STANDING AND CORPORATE POWER. Altnet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted.

                  12.2     AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

                           12.2.1   Altnet   has  full   corporate   power   and
corporate authority to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action of Altnet. This Agreement has been duly executed and delivered by Altnet and constitutes a valid and legally binding obligation of Altnet and is enforceable against Altnet in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

                           12.2.2   The execution and delivery by Altnet of this
Agreement do not, and compliance by Altnet with the provisions  hereof will not,
(A) conflict with or result in a breach or default under any of the terms, conditions or provisions of any Contract to which Altnet is a party or otherwise bound, or to which any asset or property of Altnet is subject; or

(B) violate any Law applicable to Altnet; or (C) result in the creation or imposition of any Lien on any asset of Altnet.

                  12.3 BROKERS. Altnet has not retained or otherwise engaged or employed any broker, finder or any other person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

                  12.4     NO  CONSENTS   REQUIRED.   There  are  no  approvals,
authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by Altnet in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement.

         13.      REPRESENTATIONS AND WARRANTIES OF DETERSHAN.

                  Detershan represents and warrants to M. Toibb as follows:

                  13.1 ORGANIZATION, STANDING AND CORPORATE POWER. Detershan is a corporation duly organized, validly existing and in good standing under the laws of Australia and the State of California and has all requisite corporate power and corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted.

                  13.2     AUTHORITY; ENFORCEABILITY; EFFECT OF AGREEMENT.

                           13.2.1   Detershan  has  full  corporate   power  and
corporate authority to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized by all necessary corporate action of Detershan. This Agreement has been duly executed and delivered by Detershan and constitutes a valid and legally binding obligation of Detershan and is enforceable against Detershan in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, or the availability of equitable remedies.

                           13.2.2   The  execution  and delivery by Detershan of
this Agreement do not, and compliance by Detershan with the provisions hereof will not, (A) conflict with or result in a breach or default under any of the terms, conditions or provisions of any Contract to which Detershan is a party or otherwise bound, or to which any asset or property of Detershan is subject; or
(B) violate any Law applicable to Detershan; or (C) result in the creation or imposition of any Lien on any asset of Detershan.

                  13.3 BROKERS. Detershan has not retained or otherwise engaged or employed any broker, finder or any other person, or paid or agreed to pay any fee or commission to any agent, broker, finder or other person, for or on account of acting as a finder or broker in connection with this Agreement or the transactions contemplated hereby.

                  13.4     NO  CONSENTS   REQUIRED.   There  are  no  approvals,
authorizations, consents, orders or other actions of, or filings with, any Person that are required to be obtained or made by

Detershan in connection with the execution of, and the consummation of the transactions contemplated under, this Agreement.

         14.      CONDUCT AND TRANSACTIONS DURING THE ESCROW PERIOD.

                  14.1 CONDUCT OF BUSINESS. During the period commencing on the date of execution of this Agreement and ending on the earlier of (i) one year from the date of this Agreement, (ii) the termination of this Agreement pursuant to its terms, or (iii) the termination of the Escrow Agreement, BDE shall:

                           14.1.1   not  Transfer or agree to cause the Transfer
of the Membership Interests (other than as contemplated by this Agreement);

                           14.1.2   not  cause or  permit  Big  Seven  to, or to
propose to, (a) amend Big Seven's Organizational Documents, (b) split, combine or reclassify Big Seven's Equity Interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, the Equity Interests, or declare, set aside or make any dividend or other distribution payable in cash, stock or property, or (c) directly or indirectly redeem, purchase or otherwise acquire or agree to redeem, purchase or otherwise acquire any of Big Seven's Equity Interests;

                           14.1.3   not  cause or  permit  Big  Seven to  issue,
deliver or sell any Equity Interests of Big Seven (other than as contemplated by this Agreement);

                           14.1.4   not cause or  permit  Big Seven to (A) adopt
any employee benefit plan, (B) amend any employee benefit plan in a manner that increases the benefits thereunder or (C) make any loans to any Person in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.5   not  cause or  permit  Big Seven to incur or
assume any liabilities, obligations or indebtedness for borrowed money or guarantee any such liabilities, obligations or indebtedness in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.6   not cause or permit Big Seven to sell, lease
or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets, other than as contemplated by this Agreement or which would be undertaken in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.7   not  cause or permit  Big  Seven to  permit,
allow or suffer any of its assets to be subject to any Liens;

                           14.1.8   not  cause or  permit  Big  Seven to make or
agree to make any capital expenditures in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.9   not cause or  permit  Big Seven to incur any
fixed or contingent obligation or enter into any agreement, commitment or other transaction or arrangement (other than this Agreement and the documents and arrangements contemplated hereby) in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.10  not cause or permit  Big Seven to enter into
any agreement, arrangement or undertaking with respect to any employee relating to the payment of any bonus, profit-sharing or special compensation or any increase in the compensation payable to an employee (other than as required by law or contract) in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.11  not  cause  or  permit  Big  Seven  to sell,
assign, license or transfer or agree to sell, assign, license or transfer (with or without consideration) any of Big Seven IP or any interest therein in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.12  not cause or permit  Big Seven to enter into
any agreement, arrangement or undertaking with M. Toibb or any of their respective Affiliates in a manner which would expose M. Toibb to any potential liability or damages whatsoever;

                           14.1.13  not  cause or permit  Big Seven to  maintain
its respective books, records and accounts in the usual, regular and ordinary manner.

                           14.1.14  not cause or permit Big Seven to breach,  in
any material respect, any of the Contracts.

                  14.2 INSPECTION OF RECORDS. During the Escrow Period, M. Toibb shall cause Big Seven to allow the duly authorized officers, attorneys, accountants and other representatives of BDE access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information in each case relating the business and affairs of Big Seven.
                  14.3     RESIGNATION.  M.  Toibb  agrees  to  resign  from all

manager, officer and other positions M. Toibb has with Big Seven, which resignations shall take effective concurrently with the execution and delivery of this Agreement.

                  14.4 RELEASE. Concurrent with the execution and delivery of this Agreement, each of M. Toibb, Big Seven, BDE, Altnet and Detershan shall deliver an executed copy of the Mutual General Release attached hereto as EXHIBIT C (the "GENERAL RELEASE") whereby: (a) M. Toibb irrevocably and unconditionally releases BDE, Altnet, Detershan and Big Seven and each of their respective officers, directors, employees, agents and representatives from any and all causes of action, Claims, actions or other Liabilities, known or unknown (other than those arising under this Agreement or the agreements which are exhibits hereto), that M. Toibb may have against such parties, (b) BDE, Altnet, Big Seven and Detershan irrevocably and unconditionally release M. Toibb from any and all causes of action, Claims, actions or other Liabilities, known or unknown (other than those arising under this Agreement or the agreements which are exhibits hereto) that BDE, Altnet, or Detershan may have against M. Toibb, and (c) M. Toibb, Big Seven, BDE, Altnet and Detershan irrevocably and unconditionally release Harris Toibb from any and all causes of action, Claims, actions or other Liabilities, known or unknown (other than those arising under this Agreement or the agreements which are exhibits hereto) that M. Toibb, Big Seven, BDE, Altnet or Detershan may have against Harris Toibb solely to the extent related, directly or indirectly, to Big Seven.

                  14.5     NON-COMPETITION   AGREEMENT.   Concurrent   with  the
execution and delivery of this Agreement, M. Toibb shall deliver to BDE an executed copy of the Non-Competition Agreement.

                    M. Toibb shall not cause or permit any Lien to be unpaid on the Membership Interests during the Escrow Period.

         15.      FURTHER AGREEMENTS OF THE PARTIES.

                  15.1     CONFIDENTIALITY.

                           15.1.1   The parties hereto hereby acknowledge to and
agree with the other that any and all information which has been disclosed by one to the other, its directors, employees, consultants, agents and, if applicable, equity holders during the discussions and negotiations leading to the execution of this Agreement, and all information to be disclosed by one to the other, its directors, employees, consultants and agents and, if applicable, equity holders, during the period commencing on the date of execution of this Agreement through the earlier of the Escrow Period or termination of this Agreement, shall constitute confidential information and trade secrets of the disclosing party, and as such are secret, confidential and unique and constitute the exclusive trade secrets and property of such party. Such information has been made known and available to the other party and its respective employees, consultants and agents strictly in connection with the negotiation and execution of this Agreement and the consummation of the transactions provided for herein. Each party hereby acknowledges and agrees that any use or disclosure of any such confidential information or trade secrets, other than pursuant to this Agreement, would be wrongful and would cause irreparable injury to the other. Accordingly, each party hereby expressly agrees, for itself and on behalf of its shareholders and directors, if any, and its principal officers, managers, employees, agents, consultants and representatives, that it and they will not at any time prior to the date of this Agreement or at any time thereafter, use or disclose, other than in accordance with the terms and provisions of this Agreement, any of such confidential information or trade secrets. In addition,
M. Toibb agrees, for himself and for his Affiliates, officers, managers, employees, agents, consultants and representatives, that such persons will not at any time from and after the date of this Agreement use or disclose, other than in accordance with this Agreement, any such confidential information which either (i) concerns BDE or its respective business or operations or (ii) relates to Big Seven or its business.

                           15.1.2   Notwithstanding  anything  contained in this
SECTION 15.1 to the contrary, any of the parties hereto may use or disclose such confidential information or secrets of the other without restriction if such information or secrets (i) were or are available to such party on a non-confidential basis from a source other than the other party, or (ii) were or become generally available to the public (other than as a result of an impermissible disclosure by such party or its Affiliates); PROVIDED, that if either party is requested or required (by oral question, interrogatories, requests for information or documents, subpoena or similar process) to disclose any of such information or secrets of the other, such disclosure be made without liability hereunder (although notice of such request or requirement shall be given to the other party so that, if practicable, the other party may seek a protective order against such disclosure).

                           15.1.3   Each party  acknowledges  that, in the event
of a violation by the other of the terms and provisions of this SECTION 15.1, the remedies at law would not be adequate; and accordingly, in such event such party may proceed to protect and enforce its rights under this SECTION 15.1 by a suit in equity for specific performance and temporary, preliminary and permanent injunctive relief from violation of any of the provisions of this SECTION 15.1 from any court of competent jurisdiction without the necessity of proving the amount of any actual damages to the party resulting from the breach.

                  15.2 TAX RETURNS AND PAYMENTS. M. Toibb shall remain liable for and shall pay to the applicable Governmental Authority all Taxes relating Big Seven and its operations which have accrued but remain unpaid as of the date of this Agreement, whether or not such Taxes are then due and payable, and shall prepare all Tax Returns of Big Seven, if any, for all periods up to the date of this Agreement. BDE shall be responsible for the preparation of all Tax Returns of Big Seven and for the payment of any and all Taxes of Big Seven from and after the date of this Agreement.

                  15.3 M. TOIBB ASSISTANCE. For a period of ninety (90) days following the date of this Agreement, if and only to the extent reasonably requested by BDE and BDE is not in default under this Agreement, M. Toibb shall assist in the transition business operations of Big Seven to BDE and its personnel in a timely and professional manner, including, but not limited to (i) notifying clients, customers, business partners and employees of Big Seven of BDE's acquisition of Big Seven; (ii) establishing business relationships between BDE and parties to any Contracts of Big Seven, including making personal introductions through in person meetings; and (iii) any other reasonable requests of BDE to facilitate the transfer of Big Seven's business operations to BDE.

                  15.4 EXPENSES. M. Toibb shall pay all of the costs and expenses M. Toibb and Big Seven incurred in connection with this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of their counsel, accountants and other professionals (including broker's fees). Notwithstanding the immediately preceding sentence, on the date of this Agreement, BDE shall pay to M. Toibb the amount of Fifty Thousand Dollars ($50,000), in immediately available funds, and not later than June 30, 2004, BDE shall pay to M. Toibb an additional amount of One Hundred Thousand Dollars ($100,000), in immediately available funds, which may be utilized for payment of M. Toibb's legal and other professional fees incurred in connection with this Agreement and other agreements between BDE and the Company. BDE shall pay all of its costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of its counsel, accountants and other professionals (including broker's fees).

                  15.5 REGISTRATION RIGHTS. All of the Common Stock issued pursuant to the terms of this Agreement shall be "REGISTRABLE Securities" or such other definition of securities entitled to registration rights pursuant to EXHIBIT D to this Agreement. M. Toibb shall be entitled to the registration rights set forth in EXHIBIT D with respect to such Common Stock.

         16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITY.

                  16.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or made in any document delivered pursuant to this Agreement by or on behalf of any party shall survive the execution and delivery of this Agreement, regardless of notice of or any investigation or right of investigation made prior to or after the date of this Agreement by or on behalf of any party, and shall terminate and expire two years following the date of this Agreement, after which date they shall be of no further force or effect.

                  16.2     INDEMNIFICATION   BY  M.   TOIBB.   M.  Toibb   shall
indemnify, save and hold harmless BDE, Detershan, their respective Affiliates (including Big Seven following the termination of the Escrow Agreement and the delivery by the Escrow Holder to M. Toibb of the Common Stock (or cash in lieu thereof in accordance with the Escrow Agreement)) and each of their respective officers, directors, employees, agents and representatives, and each of their successors and assigns (individually, a "BDE INDEMNIFIED PARTY" and collectively, the "BDE INDEMNIFIED PARTIES") from and against any and all costs, losses, claims, liabilities, fines, penalties, consequential damages (other than lost profits), and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) ("DAMAGES") incurred in connection with, arising out of, resulting from or incident to:

                           16.2.1   any  material  breach  of,  or any  material
inaccuracy in any of, the representations or warranties made by M. Toibb in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           16.2.2   any material  default in any agreements made
by M. Toibb in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           16.2.3   all  liabilities  of or claims  against  BDE
Indemnified Parties of any nature, whether accrued, absolute, contingent or otherwise, relating to any employee, sales representative or independent contractor of Big Seven whose relationship with Big Seven was terminated prior to the date of this Agreement and which liabilities or claims are based on any Contract, or alleged Contract between Big Seven and such employee, sales representative or independent contractor, or any policy or alleged policy of Big Seven relating to its employees (other than any such claims of the BDE Indemnified Parties or their Affiliates);

                           16.2.4   any    Action,    compromise,    settlement,
assessment or judgment arising out of or incidental to any of the matters indemnified against in this SECTION 16.2; PROVIDED, HOWEVER, that M. Toibb shall not be obligated to indemnify a BDE Indemnified Party and hold it or him harmless under this SECTION 16.2 with respect to any settlement of a claim to which M. Toibb has not consented, which consent shall not unreasonably be withheld. If, by reason of the claim of any third Person relating to any of the matters subject to indemnification under this SECTION 16.2, a Lien, attachment, garnishment or execution is placed upon any of the property or assets of any BDE Indemnified Party, M. Toibb also shall, promptly upon demand, furnish an indemnity bond satisfactory to BDE Indemnified Party to obtain the prompt release of such lien, attachment, garnishment or execution.

                  16.3 INDEMNIFICATION BY BDE. BDE, Altnet and Detershan shall jointly and severally indemnify, save and hold harmless M. Toibb, and his Affiliates (including, for these purposes, Mr. Harris Toibb) and each of their respective officers, directors, employees, attorneys, accountants, agents and representatives, and each of their successors and assigns (individually, a "M. TOIBB INDEMNIFIED PARTY" and collectively, the "M. TOIBB INDEMNIFIED PARTIES") from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to:

                           16.3.1   any  material  breach  of,  or any  material
inaccuracy in any of, the representations or warranties made by BDE, Altnet or Detershan in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           16.3.2   any material  default in any agreements made
by BDE, Altnet or Detershan in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           16.3.3   except to the  extent  attributable  to a M.
Toibb Indemnified Party, any acts, omissions or events relating to the operation of the business of Big Seven after the date of this Agreement; or

                           16.3.4   any    Action,    compromise,    settlement,
assessment or judgment arising out of or incidental to any of the matters indemnified against in this SECTION 16.3; PROVIDED, HOWEVER, that none of BDE, Altnet or Detershan shall be obligated to indemnify a M. Toibb Indemnified Party and hold it or him harmless under this SECTION 16.3 with respect to any settlement of a claim to which BDE has not consented, which consent shall not unreasonably be withheld. If, by reason of the claim of any third Person relating to any of the matters subject to indemnification under this SECTION 16.3, a Lien, attachment, garnishment or execution is placed upon any of the property or assets of any M. Toibb Indemnified Party, any or all of BDE, Altnet or Detershan, as required, shall also, promptly upon demand, furnish an indemnity bond satisfactory to such M. Toibb Indemnified Party to obtain the prompt release of such lien, attachment, garnishment or execution.

                  16.4 LIMITATION ON INDEMNIFICATION. Neither BDE Indemnified Parties nor M. Toibb Indemnified Parties shall be entitled to recover under SECTIONS 16.2 or 16.3 unless a Claim for Damages has been delivered to the Indemnifying Party on or prior to the second anniversary of the date of this Agreement.

                  16.5     NOTICE OF CLAIM.  If a claim for  Damages (a "CLAIM")
is to be made by a party entitled to indemnification hereunder (an "INDEMNIFIED PARTY") against the indemnifying party (the "INDEMNIFYING PARTY"), the Indemnified Party shall give written notice (a "CLAIM NOTICE") to the
Indemnifying Party, which notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a "THIRD PARTY CLAIM") or whether the Claim does not so arise (a "DIRECT CLAIM"), and shall also specify (to the extent that the information is available) the factual basis for the Claim and the amount of the Damages, if known. If the Claim is a Third Party Claim, the Indemnified Party shall provide the Claim Notice as soon as practicable after such party becomes aware of any fact, condition or event which such party has reason to believe will give rise to Damages for which indemnification may be sought under SECTIONS 16.2 or 16.3. If any Action is filed against any Indemnified Party, written notice thereof shall be given to the Indemnifying Party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the Indemnifying Party has been damaged by such failure.

                  16.6     DIRECT  CLAIMS.  With  respect to any  Direct  Claim,
following receipt of the Claim Notice from the Indemnified Party, the Indemnifying Party shall have 30 days to make such investigation of the Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party sufficient information to substantiate the Claim, together with all such other non-privileged information as the Indemnifying Party may reasonably request. If both parties agree at or prior to the expiration of such 30-day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim. If the parties have not so agreed to the validity and/or amount of the Claim, then the Indemnifying Party may pursue such Claim in any court located in Los Angeles, California.

                  16.7 THIRD PARTY CLAIMS. With respect to a Third Party Claim, if after receipt of the Claim Notice the Indemnifying Party acknowledges in writing to the Indemnified Party that the Indemnifying Party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, the Indemnifying Party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice, but, in any event, reasonably acceptable to the Indemnified Party, to handle and defend the same unless the named parties to such action or proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, in which event the Indemnified Party shall be entitled, at the Indemnifying Party's cost, risk and expense, to separate counsel of its own choosing, and (iii) to compromise or settle such lawsuit or action, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld.

         If the Indemnifying Party fails to assume the defense of such Claim within 30 calendar days after receipt of the Claim Notice, the indemnified party against which such Claim has been asserted will (upon delivering notice to such effect to the Indemnifying Party) have the right to undertake, at the Indemnifying Party's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Indemnifying Party. If the Indemnified Party assumes the defense of the Claim, the Indemnified Party will keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any action effected pursuant to and in accordance with this SECTION 16.7 and for any final judgment (subject to any right of appeal) and the Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any Damages by reason of such settlement or judgment. If there is a dispute as to the indemnification obligations of any party under this SECTION 16.7, then the Indemnified Party may bring an action against the Indemnifying Party in any court located in Los Angeles, California.

         17.      MISCELLANEOUS.

                  17.1 NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission (which must be confirmed) or by United States first class, registered or certified mail, postage prepaid, to the following addresses:

                           (i) if to BDE or Altnet, to:

                               Brilliant Digital Entertainment, Inc.
                               6355 Topanga Canyon Boulevard, Suite 520
                               Woodland Hills, California 91367
                               Facsimile No. (818) 615-0995
                               Attn:  Chief Executive Officer

                           (ii) if to Detershan, to:

                               Detershan Pty. Ltd.
                               P.O. Box 227
                               Vaucluse NSW 2030
                               Australia
                               Facsimile No. 011 612 9337 1406
                               Attn:  Mark Miller

                           (iii) if to M. Toibb, to:

                               Michael Toibb
                               1044 4th Street, #115
                               Santa Monica, CA 90403
                               Facsimile No. (310) 899-1218

Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United

States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other parties in the manner prescribed in this Section.

                  17.2 ENTIRE AGREEMENT. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

                  17.3 PUBLICITY. M. Toibb agrees that it shall not make any press release or other announcements with respect to the transactions contemplated hereby without the express written consent of BDE. BDE shall be entitled to make any press release or other announcements with respect to the transactions contemplated hereby in its discretion without the consent or approval of M. Toibb; provided that BDE will consult with M. Toibb with respect to, and will provide M. Toibb with a copy of, the specific terms of any such proposed press release or announcement by BDE or any of its Affiliates no fewer than two (2) business days in advance of any such release or announcement.

                  17.4 ASSIGNMENT. No party may assign this Agreement, and any attempted or purported assignment or any delegation of any party's duties or obligations arising under this Agreement to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Agreement.

                  17.5 WAIVER AND AMENDMENT. No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

                  17.6 GOVERNING LAW. This Agreement has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

                  17.7 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  17.8 CAPTIONS. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  17.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  17.10    COSTS  AND  ATTORNEYS'  FEES.  If any  action,  suit,
arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover all of such party's attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Section, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                  17.11 RIGHTS CUMULATIVE. No right granted to the parties under this Agreement on default or breach is intended to be in full or complete satisfaction of any damages arising out of such default or breach, and each and every right under this Agreement, or under any other document or instrument delivered hereunder, or allowed by law or equity, shall be cumulative and may be exercised from time to time.

                  17.12 JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

         18.      EVENTS OF DEFAULT AND REMEDIES.

                  18.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

                           18.1.1   any  material  breach  of,  or any  material
inaccuracy in any of, the representations or warranties made by BDE, Altnet or Detershan in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           18.1.2   any material  default in any agreements made
by BDE, Altnet or Detershan in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           18.1.3   any  material  breach  of,  or any  material
inaccuracy in any of the representations or warranties made by Big Seven or M. Toibb in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument, or writing delivered by either of them in connection with this Agreement or in connection with any exhibit or schedule to this Agreement (in the case of Big Seven, through the date of this Agreement); or

                           18.1.4   any material  default in any agreements made
by Big Seven or M. Toibb in this Agreement, any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered by either of them in connection with this Agreement or in connection with any exhibit or schedule to this Agreement (in the case of Big Seven, through the date of this Agreement).

                  18.2     REMEDIES.   Upon  the  occurrence  of  any  Event  of
Default:

                           18.2.1   described in SECTION 18.1.1 or 18.1.2 above,
then M Toibb and Big Seven shall have all of the rights and remedies afforded them under this Agreement or any, exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           18.2.2   described in SECTION 18.1.1 or 18.1.2 above,
then Big Seven and M. Toibb also shall have any and all other rights and remedies that such person may now or hereinafter possess at law, in equity or by statute; PROVIDED, HOWEVER, that neither M. Toibb nor Big Seven shall have any right to rescind, unwind, void or otherwise terminate or cause to be ineffective, any of the provisions relating to the settlement of claims, including but not limited to, the covenant not to sue, set forth in this Agreement and/or any of the provisions of the Mutual General Release;

                           18.2.3   described in SECTION 18.1.3 or 18.1.4 above,
then BDE, Altnet and Detershan shall have all of the rights and remedies afforded them under this Agreement or any exhibit or schedule to this Agreement or any certificate, instrument or writing delivered in connection with this Agreement or in connection with any exhibit or schedule to this Agreement;

                           18.2.4   described in SECTION 18.1.3 or 18.1.4 above,
then BDE, Altnet and Detershan also shall have any and all other rights and remedies that such persons now or hereinafter possess at law, in equity or by statute; PROVIDED, HOWEVER, that none of such persons shall have the right to rescind, void, unwind, or otherwise terminate or cause to be ineffective, any of the provisions relating to the settlement of claims, including but not limited to the covenant not to sue, set forth in this Agreement and/or any of the provisions of the Mutual General Release.

                         [Signatures On Following Page]

         IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                   a California corporation

                                   By:    /S/ KEVIN BERMEISTER
                                          --------------------------------------
                                          Kevin Bermeister
                                   Its:   President and Chief Executive Officer


                                   ALTNET, INC.,
                                   a Delaware corporation

                                   By:    /S/ KEVIN BERMEISTER
                                          --------------------------------------
                                          Kevin Bermeister
                                   Its:   President and Chief Executive Officer


                                   DETERSHAN PTY. LTD,
                                   an Australian company

                                   By:    /S/ MARK MILLER
                                          --------------------------------------
                                          Name: Mark Miller
                                   Its:   Director


                                   BIG SEVEN ENTERTAINMENT, LLC,
                                   a California limited liability company

                                   By:    /S/ MICHAEL TOIBB
                                          --------------------------------------
                                          Michael Toibb
                                   Its:   Manager


                                   /S/ MICHAEL TOIBB
                                   -----------------------
                                   MICHAEL TOIBB

                                    EXHIBIT A
                                       TO
                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                            Dated as of June 16, 2004

                                ESCROW AGREEMENT

         THIS AGREEMENT ("Escrow Agreement") is made and entered into as of the 16th day of June, 2004, by and among Michael Toibb ("M. Toibb"), Big Seven Entertainment LLC ("Big Seven") (collectively and together with M. Toibb, "Seller"), and Brilliant Digital Entertainment Inc. ("BDE" or "Buyer") with reference to that certain Settlement Agreement and mutual Release dated as of June 16, 2004 by and among BDE, Altnet, Inc., Detershan Pty. Ltd., Big Seven and
M. Toibb (the "Settlement Agreement"), and Robert Berger & Associates, a California limited liability company ("Escrow Holder")." Capitalized terms which are used herein and not defined herein shall have the meaning associated to such terms as in the Settlement Agreement.

         WHEREAS, Buyer and Seller have entered into the Settlement Agreement dated as of June 16, 2004;

         WHEREAS, the Settlement Agreement provides for a deposit by M. Toibb of all the Membership Interests of Big Seven (the "M. Toibb Deposit") to be made into an escrow account with Escrow Holder subject to transfer over to Buyer or return to M. Toibb in accordance with the terms of this Escrow Agreement and the Settlement Agreement; and

         WHEREAS, the Settlement Agreement provides for a deposit by BDE of 6,666,667 shares of BDE Common Stock to be made into an escrow account with Escrow Holder subject to transfer over to M. Toibb or return to BDE in accordance with the terms of this Escrow Agreement and the Settlement Agreement in exchange for one million dollars ($1,000,000) in cash at the election of BDE (the "BDE Deposit") to be transferred over to M. Toibb.

         WHEREAS, the parties have asked the Escrow Holder to take custody and control of the M. Toibb Deposit and the BDE Deposit as an independent third party such that Seller shall acquire no property rights with respect to the BDE Deposit and Buyer shall acquire no property rights with respect to the M. Toibb Deposit thereto, except in accordance with the terms of the Settlement Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable considerations, the receipt of which are hereby acknowledged, the Parties hereto agree as follows:

         1.       ESCROW ESTABLISHED


                                   Exhibit A-1

                  a. Buyer shall deposit with Escrow Holder Six Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (6,666,667) Shares of Common Stock concurrent with the execution of delivery of the Settlement Agreement, which Common Stock shall be held by the Escrow holder subject to the terms of this Escrow Agreement and the Settlement Agreement. Such shares of BDE Common Stock so deposited with Escrow Holder, are hereinafter referred to as the "BDE Escrow Amount."

                  b. Seller shall deposit with Escrow Holder all of the outstanding Membership Interests in Big Seven concurrent with the execution and delivery of the Settlement Agreement, which Membership Interests shall be held subject to the terms of this Escrow Agreement and the Settlement Agreement. Such Membership Interests so deposited with the Escrow Holder are hereinafter referred to as the "M. Toibb Escrow Amount."

                  c. The Escrow Holder hereby acknowledges receipt of the BDE Escrow Amount deposited by Buyer and the M. Toibb Escrow Amount deposited by
M. Toibb and agrees to hold and deliver the same subject to the terms and conditions of this Escrow Agreement.

                  d. Seller and Buyer hereby irrevocably authorize the Escrow Holder to hold, transfer, deliver and otherwise act with respect to the Escrow Amount as provided in this Escrow Agreement.

         2.       ESCROW ACCOUNT

                  a. The Escrow Holder shall hold the BDE Escrow Amount and the M. Toibb Escrow Account in a financial institution (acceptable to BDE and M. Toibb) safety deposit box in the name of Escrow Holder for the account of BDE and M. Toibb, respectively, subject to the terms of this Escrow Agreement.

         3.       ESCROW TERMINATION

                  a. Upon receipt by the Escrow Holder of written notice from Buyer (countersigned by Seller) of (i) the consummation of the sale of all or substantially all of the assets of Big Seven in accordance with the Settlement Agreement; (ii) the consummation of a business combination of Big Seven and another Person (irrespective of whether Big Seven is the surviving entity) in accordance with the Settlement Agreement; or (iii) the dissolution, liquidation, cessation of operations or abandonment of the assets of Big Seven within one year of the date of the Settlement Agreement; (collectively, the "Distribution Notice"), the Escrow Holder shall turn over the BDE Escrow Amount to Seller and the M. Toibb Escrow Amount to Buyer and this Escrow Agreement shall terminate.


                                   Exhibit A-2

                  b. In the event that the Escrow Holder has not received a Distribution Notice from Seller by the close of business in Los Angeles, California on the date which is one year from the date of the Settlement Agreement, the Escrow Holder, without the need for any further instruction by the parties, and without fail (irrespective of any instructions to the contrary by either of the parties(other than an instruction in accordance with subparagraph c. below) shall turn over the BDE Escrow Amount to Seller and this
M. Toibb Escrow Amount to Buyer. After such distributions, this Escrow Agreement shall terminate

                  c. This Escrow Agreement shall terminate upon the receipt by the Escrow Holder of written instructions jointly executed by Buyer and Seller, which directs termination of this Escrow Agreement, or directs the disposition of the BDE Escrow Amount and the M. Toibb. After any such distributions, this Escrow Agreement shall terminate.

         4.       SUBSTITUTION OF BDE ESCROW AMOUNT

         At any time prior to distribution of the BDE Escrow Amount to M. Toibb by the Escrow Holder, BDE may deposit with the Escrow Holder cash in the amount of one million dollars ($1,000,000) in exchange for the BDE Common Stock in the possession of Escrow Holder and Escrow Holder immediately shall return to BDE the shares of BDE Common Stock theretofore held by Escrow Holder as the BDE Escrow Amount and such cash shall become the BDE Escrow Amount.

         5.       ESCROW FEES

         One half of the Escrow fees and estimated expenses to be incurred by Escrow Holder in connection with its acting in such capacity hereunder, shall be paid by each of Buyer and Seller upon execution and delivery of this Escrow Agreement. The remainder of the fees and costs of Escrow Holder, if any, shall be paid by Buyer and Seller prior to any distribution of Escrow Amounts. Buyer and Seller shall be jointly and severally liable to Escrow Holder for the payment of such fees and expenses. The Escrow fees shall be $5,000.00.

         6.       MISCELLANEOUS

                  a. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by registered mail, return receipt requested, or hand delivered against receipt showing time of delivery, if to Buyer or Seller, to the addresses set forth in the Settlement Agreement; and, if to the Escrow Holder, to: Robert Berger & Associates, 16501 Ventura Boulevard, Encino, California 91436-2007, telephone (818-906-8300), fax: (818-783 2737), or such other address as the parties shall have furnished in writing in accordance with the provisions of this Section. Any notice or other communication mailed by registered mail shall be deemed given at the time of registration thereof.

                  b. It is agreed that the duties of the Escrow Holder are only such as are herein specifically provided, and that it shall incur no liability whatever except for negligence, willful misconduct or failure to have acted in good faith.

                  c. The Escrow Holder shall be under no responsibility in respect of any of the Escrow Amount deposited with it other than faithfully to follow the terms hereof. The Escrow Holder shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter hereof unless required so to do by Buyer and Seller, and, except as to proceedings instituted by Seller or by Buyer, the Escrow Holder shall be indemnified to its satisfaction against the cost and expense of such defense. The Escrow Holder shall not be required to institute legal proceedings of any kind. It shall have no responsibility for the genuineness or validity of any document or other item deposited with it, and it shall be fully protected in acting in accordance with any written instructions given it hereunder and believed by it to have been signed by the proper parties.


                                  Exhibit A-3

                  d. No amendment or modification of this Escrow Agreement or waiver of its terms shall affect the rights or duties of the Escrow Holder, unless written notice thereof, executed by Buyer and Seller, shall have been timely given to the Escrow Holder, and to the extent such amount modifies or amends the compensation or standard of care of the Escrow Holder, the Escrow Holder has consented to such modification or amendment. If the Escrow Holder does not so consent, Buyer and Seller shall agree upon a Successor Escrow Holder who shall have all the rights and obligations of the Escrow Holder hereunder.

                  e. The Escrow Holder shall have no responsibility except as to the performance of its express duties as set forth hereunder, and no additional duties shall be inferred or implied.

                  f. The Escrow Holder shall not be liable for any good faith action or omission in reliance upon the advice of its counsel.

                  g. The Escrow Holder is not required to take notice of any other agreements or documents, except with respect to modifications or amendments under paragraph 6 hereof.

                  h. Buyer and Seller, jointly and severally shall indemnify the Escrow Holder for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the part of the Escrow Holder, and arising out of or in connection with the acceptance or administration of this Escrow Holder.

                  i. This Escrow Agreement is being delivered in the State of California, and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws rules. It shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors and legal representatives.

         IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed under seal and delivered as of the date first written above.

                                   Brilliant Digital Entertainment, Inc.,
                                   a Delaware corporation


                                   By:    /S/ KEVIN BERMEISTER
                                          --------------------------------------
                                   Name:  Kevin Bermeister
                                   Title: President and CEO



                                   Big Seven Entertainment, LLC,
                                   a California limited liability corporation,


                                   By:    /S/ MICHAEL TOIBB
                                          --------------------------------------
                                   Name:  Michael Toibb
                                   Title: Manager


                                  Exhibit A-4

                                          Michael Toibb

                                          /S/ MICHAEL TOIBB
                                          --------------------------------------
                                          ESCROW HOLDER


                                   Robert L. Berger & Associates LLC
                                   a California limited liability company

                                   By:    /S/ ROBERT L. BERGER
                                          --------------------------------------
                                   Name:  Robert L. Berger
                                   Title: President


                                  Exhibit A-5

                                   EXHIBIT B
                                       TO
                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                            Dated as of June 16, 2004


                            NON-COMPETITION AGREEMENT

         This Non-Competition Agreement (this "AGREEMENT") is made as of June 16, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, a Delaware corporation ("BDE"), and MICHAEL TOIBB, an individual ("M. TOIBB").

                                    RECITALS

         A. M. Toibb is the sole member and manager of Big Seven Entertainment, LLC, a California limited liability company ("BIG Seven"). BDE and M. Toibb are parties to that certain Settlement Agreement and Mutual Release, dated June 16, 2004 (the "SAMR"), which SAMR provides for the settlement of all of the claims of the parties thereto and the purchase by BDE of all of M. Toibb's ownership interest in Big Seven. All capitalized terms not herein defined have the meaning set forth in the SAMR.

         B. M. Toibb has, in consideration of BDE entering into the SAMR, which would not have been entered into by BDE if M. Toibb was unwilling to execute this Agreement, agreed to execute this Agreement and perform his obligations hereunder.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the conditions set forth herein, the parties agree as follows:

         1.       DEFINITIONS.

                  "ADULT CONTENT" means any films, videos, software, photographs, images, sound recordings, audiovisual works, video games, websites, or any other media now known or hereafter devised which contains scenes of a graphic sexual nature typically rated as "NC-17," "unedited," "x," "xxx" or its equivalent.

                  "ONLINE ADULT ENTERTAINMENT INDUSTRY" means the distribution, advertising, promotion, transmittal, public display, marketing, sales or any other means or method of Exploitation of Adult Content through electronic and digitized delivery systems now known or hereafter devised, including but not limited to cable, satellite, broadband, Internet, direct-order television advertising, and wireless delivery systems.

                  "PERSON" shall mean an individual, corporation, trust, estate, partnership, joint venture, association, limited liability company, governmental bureau or other entity.


                                  Exhibit B-1

                  "SUBSIDIARY" of any Person shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by such Person. For purposes of this Agreement, Big Seven shall be a "Subsidiary" of BDE following the date of this Agreement.

         2. NON-COMPETITION. During the term hereof, M. Toibb will not, directly or indirectly, whether individually or as a member, officer, director, investor, stockholder, employee or consultant of any Person, (i) engage, anywhere in the United States of America, in the Online Adult Entertainment Industry, or (ii) induce or attempt to induce (A) any employee of BDE or any of its Subsidiaries, to leave the employ of BDE or any such Subsidiary to be employed, directly or indirectly, by M. Toibb or any affiliate of M. Toibb or in any way interfere adversely and unlawfully with the relationship between any such employee and BDE or such Subsidiary, as the case may be, (B) any employee of BDE or any of its Subsidiaries to work for, render services or provide advice to or supply confidential business information or trade secrets of BDE or any such Subsidiary to any third person, firm or corporation in which M. Toibb has a direct or indirect ownership or contractual interest, or (C) any customer, supplier, licensee, licensor or other business relation of BDE or any of its Subsidiaries to cease doing business with BDE or any such Subsidiary or in any way interfere unlawfully with the relationship between any such customer, supplier, licensee, licensor or other business relation and BDE or any such Subsidiary, as the case may be. The ownership by M. Toibb of four percent or less of the outstanding capital stock of any corporation engaged in any business which competes with BDE or any of its Subsidiaries in the Online Adult Entertainment Industry, where the capital stock of the corporation is listed on a national securities exchange or actively quoted on the Nasdaq National Market or Nasdaq SmallCap Market, shall not be deemed a violation by M. Toibb of this Agreement, PROVIDED that M. Toibb is not an officer, director or employee of, or a consultant to, such corporation.

         3. CONSIDERATION. As consideration for the covenants and agreements of M. Toibb contained herein, BDE has agreed to execute the SAMR. M. Toibb acknowledges that BDE has been materially induced to enter into the SAMR in reliance on M. Toibb's execution of this Agreement, such execution of this Agreement being a condition precedent to BDE's obligation to consummate the SAMR.

         4. TERM AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall terminate on the second anniversary of such date.

         5.       INJUNCTIVE  RELIEF AND OTHER REMEDIES UPON BREACH BY M. TOIBB.
M. Toibb acknowledges and agrees that (i) the provisions of this Agreement are reasonable and necessary to protect the legitimate interests of BDE, and (ii) in the event of any breach by M. Toibb of any of M. Toibb's covenants and agreements contained herein, BDE would encounter extreme difficulty in attempting to prove the actual amount of damages suffered by it as a result of such breach, BDE would not have an adequate remedy at law in such event and, therefore, in addition to any other remedy it may have at law or in equity in the event of any such breach, BDE shall be entitled to seek and receive specific performance and temporary, preliminary and permanent injunctive relief from violation of any of the provisions of this Agreement from any court of


                                  Exhibit B-2
competent jurisdiction without the necessity of proving the amount of any actual damages to it resulting from such breach.

         6.       MISCELLANEOUS.

                  6.1 NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission (which must be confirmed) or by United States first class, registered or certified mail, postage prepaid, to the following addresses:

                           (i) if to BDE, to:

                            Brilliant Digital Entertainment, Inc.
                            6355 Topanga Canyon Boulevard, Suite 520
                            Woodland Hills, CA 91367
                            Facsimile No.:  (818) 615-0995
                            Attn:  Chief Financial Officer

                           (ii) if to M. Toibb, to:

                            Michael Toibb
                            1044 4th Street, #115
                            Santa Monica, CA 90403
                            Facsimile No. (310) 899-1218

Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other parties in the manner prescribed in this Section.

                  6.2 ENTIRE AGREEMENT. This Agreement, the SAMR and the exhibits and schedules thereto contain the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

                  6.3 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by M. Toibb.

                  6.4 WAIVER AND AMENDMENT. No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.


                                  Exhibit B-3

                  6.5 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

                  6.6 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  6.7 CAPTIONS. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  6.9 COSTS AND ATTORNEYS' FEES. If any Action is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover its reasonable attorneys' fees incurred in each and every such Action, including, without limitation, any and all appeals or petitions therefrom.

                  6.10 RIGHTS CUMULATIVE. No right granted to the parties under this Agreement on default or breach is intended to be in full or complete satisfaction of any damages arising out of such default or breach, and each and every right under this Agreement, or under any other document or instrument delivered hereunder, or allowed by law or equity, shall be cumulative and may be exercised from time to time.


                                  Exhibit B-4

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                   a Delaware corporation

                                   By:    /S/ KEVIN BERMEISTER
                                          --------------------------------------
                                          Kevin Bermeister
                                   Its:   President and Chief Executive Officer


                                   /S/ MICHAEL TOIBB
                                   ----------------------
                                   Michael Toibb


                                  Exhibit B-5

                                    EXHIBIT C
                                       TO
                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                            Dated as of June 16, 2004


                             MUTUAL GENERAL RELEASE

         This Mutual General Release (this "AGREEMENT") is made and entered into as of June 16, 2004, by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation ("BDE"), ALTNET INC., a Delaware corporation and majority-owned subsidiary of BDE ("Altnet"), DETERSHAN PTY. LTD., an Australian company ("DETERSHAN"), BIG SEVEN ENTERTAINMENT, LLC, a California limited liability company ("BIG SEVEN"), and MICHAEL TOIBB, an individual ("M. TOIBB").

                                    RECITALS

         A. BDE, Altnet, Detershan, Big Seven and M. Toibb are parties to that certain Settlement Agreement and Mutual Release, dated June 16, 2004 (the "SAMR"), which SAMR provides for the settlement of claims by and among the parties, through the execution and delivery of this Mutual General Release and as part thereof of the purchase by BDE of all of M. Toibb's ownership interest in Big Seven. All capitalized terms not herein defined have the meaning set forth in the SAMR.

         B. The execution and delivery of this Agreement by the Parties is an obligation of each of the parties under the SAMR.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the conditions set forth herein, the parties agree as follows:

         1.       RELEASE BY BDE, ALTNET, DETERSHAN AND BIG SEVEN OF M. TOIBB.

                  1.1      BDE, Altnet,  Detershan and Big Seven, for themselves
and for their respective subsidiaries, offices, directors, employees, legal representatives, agents, successors-in-interest and assigns, irrevocably and unconditionally releases and forever discharges M. Toibb and his legal representatives, agents, successors-in-interest and assigns (none of which, for the purpose of clarity, includes Mr. and Mrs. Harris Toibb) (each a "TOIBB
PARTY" and collectively, the "TOIBB PARTIES"), and each of them, from any and all causes of action, claims, actions, rights, judgments, attorneys' fees, obligations, damages, demands, accountings or liabilities of whatever kind and character, whether now known or unknown, suspected or unsuspected, existing as of the date hereof (collectively, "CLAIMS"), which any of BDE, Altnet, Detershan or Big Seven have or may have against any of the Toibb Parties, and each of them, other than Claims arising under or with respect to the SAMR or any other agreement which is an exhibit to the SAMR.


                                  Exhibit C-1

                  1.2 Each of BDE, Altnet, Detershan and Big Seven agrees that each Toibb Party is a direct beneficiary with respect to each provision of this Agreement applicable to such Toibb Party and may enforce each of these provisions.

                  1.3 Each of BDE, Altnet, Detershan and Big Seven represents and warrants to the Toibb Parties that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this
Section 1, or authorized any other person or entity to assert any of these claims on its behalf.

                  1.4 Each of BDE, Altnet, Detershan and Big Seven agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Toibb Party for any causes of action, claims, actions, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this Agreement.

         2.       RELEASE BY M. TOIBB OF BDE, ALTNET, DETERSHAN AND BIG SEVEN.

                  2.1 M. Toibb, for himself and for his legal representatives, agents, successors-in-interest and assigns, irrevocably and unconditionally releases and forever discharges BDE, Altnet, Detershan and Big Seven, and each of their respective subsidiaries, employees, directors, officers, successors-in-interest and assigns (each a "BDE PARTY" and collectively, the "BDE PARTIES"), and each of them, from any and all Claims which M. Toibb has or may have against BDE Parties, and each of them, other than
(a) Claims arising under or with respect to the SAMR or any agreement which is an exhibit to the SAMR, and (b) Claims arising from his ownership of equity securities of BDE or him being a stockholder of BDE.

                  2.2 M. Toibb agrees that each BDE Party is a direct beneficiary with respect to each provision of this Agreement applicable to such BDE Party and may enforce each of these provisions.

                  2.3 M. Toibb represents and warrants to BDE Parties that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this Section 2, or authorized any other person or entity to assert any of these claims on its behalf.

                  2.4 M. Toibb agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any BDE Party for any causes of action, claims, actions, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind and character released and discharged by M. Toibb pursuant to this Agreement.

         3.       RELEASE OF H. TOIBB.

                  3.1 BDE, Altnet, Detershan, Big Seven and M. Toibb, for themselves and for their respective subsidiaries, offices, directors, employees, legal representatives, agents, successors-in-interest and assigns, irrevocably and unconditionally releases and forever discharges Mr. and Mrs. Harris Toibb and his legal representatives, agents, successors-in-interest and assigns (each a "HARRIS PARTY" and collectively, the "HARRIS PARTIES"), and each of them, from any and all Claims which any of BDE, Altnet, Detershan, Big Seven or M. Toibb have or


                                  Exhibit C-2
may have against any of the Harris Parties, and each of them, SOLELY to the extent such Claims relate, directly or indirectly, to Big Seven's business or operations or actions taken by any Harris Party in connection with the negotiation and execution of the SAMR.

                  3.2 Each of BDE, Altnet, Detershan, Big Seven and M. Toibb agrees that each Harris Party is a direct beneficiary with respect to each provision of this Agreement applicable to such Harris Party and may enforce each of these provisions.

                  3.3 Each of BDE, Altnet, Detershan, Big Seven and M. Toibb represents and warrants to the Harris Parties that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this
Section 3, or authorized any other person or entity to assert any of these claims on its behalf.

                  3.4 Each of BDE, Altnet, Detershan, Big Seven and M. Toibb agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Harris Party for any causes of action, claims, actions, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this Agreement.

         4. MUTUAL RELEASE. It is the intention of each of the parties to this Agreement that this Agreement shall be effective as a full and final accord and satisfaction and release of all of the claims and judgments specifically released pursuant to SECTIONS 1, 2 and 3 of this Agreement. Each of the parties hereby acknowledges that it has read and is familiar with California Civil Code
Section 1542 which states as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         Each of the parties does hereby expressly waive and relinquish all rights and benefits which it has or may have under California Civil Code Section 1542 (or any similar law of any other country, state, territory or jurisdiction) to the fullest extent that it may lawfully waive such rights and benefits. In connection with the waiver and relinquishment set forth in this SECTION 4, each of the parties acknowledges that it is aware that it may hereafter discover facts in addition to and/or different from those now known or believed to be true with respect to the subject matter of this Agreement, but that notwithstanding that fact, it is their respective intention hereby to fully, finally, and forever release all of the claims released herein, known or unknown, suspected or unsuspected, which now exist, may in the future exist or heretofore have existed between each respective party, on the one hand, and those parties, persons and entities granted releases by it, on the other hand, and that in furtherance of such intention, the releases given herein shall be and remain in effect as full and complete releases, notwithstanding the discovery or existence of any such additional or different facts.


                                  Exhibit C-3

         5.       MISCELLANEOUS.

                  5.1 NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission (which must be confirmed) or by United States first class, registered or certified mail, postage prepaid, to the following addresses:

                     (i) if to any BDE Party other than Detershan, to:

                         Brilliant Digital Entertainment, Inc.
                         6355 Topanga Canyon Boulevard, Suite 520
                         Woodland Hills, California  91367
                         Facsimile No. (818) 615-0995
                         Attn:  Chief Executive Officer

                     (ii) if to Detershan, to:

                         Detershan Pty. Ltd.
                         P.O. Box 227
                         Vaucluse NSW 2030
                         Australia
                         Facsimile No. 011 612 9337 1406
                         Attn:  Mark Miller

                     (iii) if to any Toibb Party, to:

                         Michael Toibb
                         1044 4th Street, #115
                         Santa Monica, CA 90403
                         Facsimile No. (310) 899-1218

Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other parties in the manner prescribed in this Section.

                  5.2 ENTIRE AGREEMENT. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

                  5.3 ASSIGNMENT. No party may assign this Agreement, and any attempted or purported assignment or any delegation of any party's duties or obligations arising under this Agreement to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Agreement.


                                  Exhibit C-4

                  5.4 WAIVER AND AMENDMENT. No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

                  5.5 GOVERNING LAW; JURISDICTION. This Agreement has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

                  5.6 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  5.7 CAPTIONS. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  5.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  5.9      COSTS  AND  ATTORNEYS'  FEES.  If any  action,  suit,
arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover all of such party's attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom. As used in this Section, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                  5.10 JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

                         (Signatures On Following Page)


                                  Exhibit C-5

         IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                   a Delaware corporation

                                   By:    /S/ KEVIN BERMEISTER
                                          -------------------------------------
                                   Name:  Kevin Bermeister
                                   Its:   President and Chief Executive Officer


                                   ALTNET INC.,
                                   a Delaware corporation

                                   By:    /S/ KEVIN BERMEISTER
                                          -------------------------------------
                                   Name:  Kevin Bermeister
                                   Its:   President and Chief Executive Officer


                                   DETERSHAN PTY. LTD.,
                                   an Australian company

                                   By:    /S/ MARK MILLER
                                          --------------------------------------
                                   Name:  Mark Miller
                                   Its:   Director


                                   BIG SEVEN ENTERTAINMENT, LLC,
                                   a California limited liability company


                                   By:    /S/ MICHAEL TOIBB
                                          --------------------------------------
                                   Name:  Michael Toibb
                                   Its:   Manager


                                          MICHAEL TOIBB

                                          /S/ MICHAEL TOIBB
                                          --------------------------------------
                                          Michael Toibb


                                  Exhibit C-6

                                    EXHIBIT D
                                       TO
                              SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

                            Dated as of June 16, 2004


                               REGISTRATION RIGHTS

         1. DEFINITIONS. Undefined capitalized terms in this EXHIBIT C are defined in the Settlement Agreement and Mutual Release. The following terms have the indicated meanings:

         "BOARD OF DIRECTORS" means the Board of Directors of BDE or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.

         "ELIGIBLE OFFERING" means any public offering of Common Stock by BDE other than: (i) any registration relating solely to the sale of securities to participants in a Common Stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and
(iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

         "BDE"  means  Brilliant   Digital   Entertainment,   Inc.,  a  Delaware
corporation.

         "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

         "REGISTRABLE SECURITIES" means (i) the Common Stock issued to M. Toibb pursuant to the terms of the Agreement, (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, and (iii) any Common Stock issued by way of a stock split of the shares referenced in (i) or (ii) above.

         "SEC" means the Securities and Exchange Commission.

         2. PIGGYBACK REGISTRATIONS. From and after the date of the Agreement, BDE shall notify M. Toibb in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting an Eligible Offering, and will afford M. Toibb


                                  Exhibit D-1
an opportunity to include in such registration statement all or any part of the Registrable Securities then held by M. Toibb. If M. Toibb desires to include in any such registration statement all or any part of the Registrable Securities he holds, M. Toibb shall, within ten (10) days after receipt of the above-described notice from BDE, so notify BDE in writing, and in such notice shall inform BDE of the number of Registrable Securities M. Toibb wishes to include in such registration statement. If M. Toibb decides not to include all of his Registrable Securities in any registration statement thereafter filed by BDE, M. Toibb shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by BDE with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         3. UNDERWRITING. If a registration statement under which BDE gives notice under SECTION 2 of this EXHIBIT C is for an underwritten offering, then BDE shall so advise M. Toibb. In such event, the right of M. Toibb's Registrable Securities to be included in a registration pursuant to SECTION 2 of this EXHIBIT C shall be conditioned upon M. Toibb's participation in such underwriting  and the  inclusion of M.  Toibb's  Registrable  Securities  in the underwriting to the extent provided herein. If M. Toibb is proposing to distribute his Registrable Securities through such underwriting, M. Toibb shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to BDE, second to the holders of any other registration rights granted by BDE prior to the date of this Agreement, and third, to M. Toibb. If M. Toibb disapproves of the terms of any such underwriting, M. Toibb may elect to withdraw therefrom by written notice to BDE and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

         4. EXPENSES. BDE shall pay all expenses incurred in connection with a registration pursuant to SECTION 2 of this EXHIBIT C (excluding underwriters' or brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for BDE and the fees and disbursements of special counsel for M. Toibb.

         5.       BDE'S   OBLIGATIONS.   Whenever   required   to   effect   the
registration of any Registrable Securities under this Exhibit C, BDE shall, as expeditiously as reasonably possible:

                  5.1 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, PROVIDED, HOWEVER, that BDE shall not be required to keep any such registration statement effective for more than ninety (90) days;

                  5.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as


                                  Exhibit D-2
may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  5.3 furnish to M. Toibb such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by M. Toibb that are included in such registration;

                  5.4      use all  reasonable  efforts to register  and qualify
the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by a majority in interest of M. Toibb, provided that BDE shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  5.5 in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering;

                  5.6 at such time as M. Toibb's Registrable Securities are covered by such registration statement, notify M. Toibb at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of a majority in interest of M. Toibb prepare and file an amendment to any such prospectus as may be necessary;

                  5.7 cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by BDE are then listed;

                  5.8 provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

                  5.9 in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the registration statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

         6.       M. TOIBB'S OBLIGATIONS.

                  6.1 It shall be a condition precedent to the obligations of BDE to take any action pursuant to SECTION 2 of this EXHIBIT C that M. Toibb shall furnish to BDE such information regarding such M. Toibb, the Registrable Securities held by M. Toibb and the intended method of disposition of such securities, as shall be required to timely effect the registration of its Registrable Securities.


                                  Exhibit D-3

                  6.2 M. Toibb agrees that upon receipt of written notice of a Blackout Period from the Chief Executive Officer or Chairman of the Board of Directors, M. Toibb will not offer or sell Registrable Securities or engage in any transaction involving or relating to Registrable Securities during the time period set forth in such notice (such Blackout Period not to exceed 30 days) and will not disclose the contents of such notice until the Blackout Period has ended. For purposes of this SECTION 6 of this EXHIBIT C: "BLACKOUT PERIOD" shall mean the occurrence of a material event which may be, in the good faith opinion of the Board of Directors, materially adverse to BDE's financial condition, business or operations or may require a disclosure which is not in BDE's best interest in light of the existence of (A) any material acquisition or financing activity involving BDE, including a proposed public offering of debt or equity securities, (B) an undisclosed material event, the public disclosure of which would have a material adverse effect on BDE, and (C) a proposed material transaction involving BDE and a material portion of its assets.

         7. DELAY OF REGISTRATION. M. Toibb shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this EXHIBIT C.

         8. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this EXHIBIT C:

                  8.1 BY BDE. To the extent permitted by law, BDE will indemnify and hold harmless M. Toibb, any underwriter (as defined in the Securities Act) for M. Toibb and each person, if any, who controls M. Toibb or
M. Toibb's underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                           8.1.1    any  untrue   statement  or  alleged  untrue
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           8.1.2    omission   or  alleged   omission  to  state
therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                           8.1.3    violation or alleged violation by BDE of the
Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and BDE will reimburse M. Toibb or his underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this
SECTION 8.1. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of BDE


                                  Exhibit D-4

(which consent shall not be unreasonably withheld), nor shall BDE be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration M. Toibb, his underwriter or any controlling person of M. Toibb.

         9. BY M. TOIBB. To the extent permitted by law, M. Toibb will indemnify and hold harmless BDE, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls BDE within the meaning of the Securities Act, or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which BDE or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by M. Toibb expressly for use in connection with such registration; and M. Toibb will reimburse any legal or other expenses reasonably incurred by BDE or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this SECTION 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of M. Toibb, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by M. Toibb under this SECTION 8.2 in respect of any Violation shall not exceed the net proceeds received by M. Toibb in the registered offering out of which such Violation arises.

         10. NOTICE. Promptly after receipt by an indemnified party under this SECTION 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 8.

         11. DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of BDE and M. Toibb are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended


                                  Exhibit D-5
prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         12.      SURVIVAL.  The  obligations  of BDE and M.  Toibb  under  this
SECTION 8 shall survive the completion of any offering of Registrable Securities in a registration statement.

         13. SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         14. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause BDE to register Registrable Securities pursuant to SECTION 2 may not be assigned by M. Toibb.

         15. TERMINATION OF REGISTRATION RIGHTS. M. Toibb shall not be entitled to exercise any right provided in this EXHIBIT C hereof subsequent to the time at which all Registrable Securities held by M. Toibb (and any Affiliates of M. Toibb with whom M. Toibb must aggregate their sales under Rule
144) can be sold in any three month period without registration in compliance with Rule 144 of the Act.


                                  Exhibit D-6